UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (date of earliest event reported): May 6, 2014
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MERCK & CO., INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	1-6571 (Commission file number)	22-1918501 (I.R.S. Employer Identification No.)
One Merck Drive, P.O. Box 100, Whitehouse Station, NJ (Address of principal executive offices)	08889 (Zip code)

Registrant’s telephone number, including area code: (908) 423-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Incorporated by reference are the Merck Investor Briefing presentations given by certain senior executive officers of Merck & Co., Inc. (the “Company”) on May 6, 2014, attached as Exhibit 99.1.
This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Additionally, the submission of this report on Form 8-K is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Exhibit 99.1	Merck Investor Briefing presentations given by certain senior executive officers of the Company on May 6, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCK & CO., INC.

Date: May 6, 2014	By: /s/ Katie E. Fedosz
Katie E. Fedosz
Senior Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Merck Investor Briefing presentations given by certain senior executive officers of the Company on May 6, 2014